Exhibit 10.19

UNIT
SUBSCRIPTION AGREEMENT

March 7 , 2008

The undersigned, JPMP NOBLE WIND ENERGY, LLC (the “Subscriber”), hereby agrees that it has subscribed for and purchased from NOBLE ENVIRONMENTAL POWER, LLC, a Delaware limited liability company (the “Company”), and the Company hereby agrees that it has sold and issued to the Subscriber, the number of Series B Preferred Units (the “Preferred Units”) of the Company set forth on the Subscriber’s signature page hereto (such Preferred Units to be issued, the “Purchased Units”) in consideration of the payment to the Company of $100.00 per Purchased Unit (the “Subscription Price”), the sufficiency of which is hereby acknowledged.  The parties agree that the Purchased Units were issued pursuant and subject to the terms of the Second Amended and Restated Limited Liability Company Operating Agreement (the “Operating Agreement”) of the Company, as amended from time to time.

Each of the Subscriber and the Company acknowledge that: (i) on February 6, 2008, the Subscriber deposited $15,000,000 of the Subscription Price into an account identified to the Subscriber by the Company (the “Deposit Account”) by wire transfer; (ii) on February 22, 2008, the Subscriber deposited $10,000,000 of the Subscription Price into the Deposit Account by wire transfer; and (iii) on February 29, 2008, the Subscriber deposited $15,000,000 of the Subscription Price into the Deposit Account by wire transfer.  In each instance in the previous sentence when the portion of the Subscription Price was received in the Deposit Account, the Company immediately issued the Purchased Units to the Subscriber without further action.

The Company represents and warrants that the Purchased Units, when issued, were duly authorized, validly issued and fully paid.

The Subscriber represents and warrants to the Company that the representations and warranties of the Subscriber set forth in Section 8 of the Operating Agreement of the Company were true and correct in all material respects on and as of the date that the Purchased Units were issued to the Subscriber as if made by the Subscriber on and as of such date (except to the extent expressly made as of an earlier date, in which case such representations shall be true and correct in all material respects as of such earlier date, and except to the extent such representations and warranties are qualified by materiality, in which case such representations shall have been be true and correct).

As evidence of the restrictions on transfer, the following legends will be placed on the certificates, if any, evidencing the Purchased Units:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS.  THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR LAWS.”

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed this Unit Subscription Agreement as of the date first written above.

JPMP NOBLE WIND ENERGY, LLC

By:	/s/ Christopher Behrens
	Name:	Christopher Behrens
	Title:	Managing Director

NOBLE ENVIRONMENTAL POWER, LLC

By:	/s/ Christopher Lowe
	Name:	Christopher Lowe
	Title:	Chief Financial Officer

Number of Series B Preferred Units subscribed for on February 6, 2008: 150,000

Number of Series B Preferred Units subscribed for on February 22, 2008: 100,000

Number of Series B Preferred Units subscribed for on February 29, 2008: 150,000

[Noble – March JPMP Subscription Agreement to memorialize February contributions and issuances]